Exhibit 3.80

Microfilm Number_________	Filed with the Department of State on SEP 30 1998

Entity Number 2716837	XXXXXX
Secretary of the Commonwealth

CERTIFICATE OF LIMITED PARTNERSHIP
DSCB:15-8511 (Rev 90)

In compliance with the requirements of 15 Pa.C.S. § 8511 (relating to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:

1.	The name of the limited partnership is: PROJECT D ASSOCIATES, L. P.

2.	The (a) address of this limited partnership’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	120 Arrandale Boulevard, Exton Pennsylvania 19341 Chester

Number and Street City State Zip County

(b)	c/o:

Name of Commercial Registered Office Provider County

For a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited partnership is located for venue and official publication purposes.

3.	The name and business address of each general partner of the partnership is:

Name Address

JAMES J. GORMAN, 120 Arrandale Boulevard, Exton, PA 19341

CHRISTOPHER J. KNAUER — 120 Arrandale Boulevard, Exton, PA 19341

4.	(Check, and if appropriate complete, one of the following):

The formation of the limited partnership shall be effective upon filing this Certificate of Limited Partnership in the Department of State.

The formation of the limited partnership shall be effective on: Sept 18 1996 at 6 pm
Date Hour

IN TESTIMONY WHEREOF, the undersigned general partner(s) of the limited partnership has (have) executed this Certificate of Limited Partnership this 18th day of Sept, 1996.

XXXXXX	XXXXXX

(Signature)	(Signature)

XXXXXX	XXXXXX

(Signature)	(Signature)

Microfilm Number	Filed with the Department of State on AUG 26 1998

Entity Number 2-716837	XXXXXX

Secretary of the Commonwealth

CERTIFICATE OF AMENDMENT-LIMITED PARTNERSHIP
DSCB:15-8512 (Rev 90)

In compliance with the requirements of 15 Pa.C.S. § 8512 (relating to certificate of amendment), the undersigned limited partnership, desiring to amend and restate its Certificate of Limited Partnership, hereby certifies that:

1.	The name of the limited partnership is: PROJECT D ASSOCIATES, L.P.

2.	The date of filing of the original Certificate of Limited Partnership is: September 30, 1996

3.	The amendment adopted by the limited partnership, set forth in full, is as follows:

a.	The name of the partnership is hereby changed to 100 ARRANDALE ASSOCIATES, L.P.

b.
James J. Gorman and Christopher J. Knauer hereby withdraw as general partners of said limited partnership, PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P. is hereby substituted as general partner of the partnership.

c.	The address of the general partner is amended as follows:

1160 W. Swedesford Road, Suite 140 Southpoint One Berwyn, Pennsylvania 19312

4.	The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

5.	This restated Certificate of Limited Partnership supersedes the original Certificate of Limited Partnership and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership has caused this Certificate of Amendment to be executed this 25th day of August, 1998.

479 THOMAS JONES WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

WITHDRAWING GENERAL PARTNER:

Oaklands Business Parks, Inc., a Pennsylvania corporation

By:	/s/ JAMES J. GORMAN

Name:	James J. Gorman
Title:	Pres.

SUBSTITUTED GENERAL PARTNER:

Prentiss Properties Acquisition Partners, L.P., its sole general partner

By:	Prentiss Properties I, Inc., general partner

By:	/s/ Henry C. Gulbrandsen, Jr.

Henry C. Gulbrandsen, Jr., Vice President

Microfilm Number	Filed with the Department of State on APR 12 2001

Entity Number	XXXXXX

Secretary of the Commonwealth

CERTIFICATE OF AMENDMENT-LIMITED PARTNERSHIP DSCB: 15-8512 (Rev 90)

In compliance with the requirements of 15 Pa.C.S. § 8512 (relating to certificate of amendment), the undersigned limited partnership, desiring to amend its Certificate of Limited Partnership, hereby certifies that:

1.	The name of the limited partnership is: 100 Arrandale Associates, L.P.

2.	The date of filing of the original Certificate of Limited Partnership is: September 30, 1996

3.	(Check, and if appropriate complete, one of the following):

The amendment adopted by the limited partnership, set forth in full, is as follows:

The amendment adopted by the limited partnership is set forth in full in Exhibit A attached hereto and made a part hereof.

4.	(Check, and if appropriate complete, one of the following):

The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

The amendment shall be effective on at
Date Hour

5.	(Check if the amendment restates the Certificate of Limited Partnership):

The restated Certificate of Limited Partnership supersedes the original Certificate of Limited Partnership and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership has caused this Certificate of Amendment to be executed this 12th day of April, 2001.

WITHDRAWING GENERAL PARTNER:		NEW GENERAL PARTNER:

100 Arrandale Associates, L.P., a Pennsylvania limited partnership		Brandywine Operating Partnership, L.P., a Delaware limited partnership

By:	Prentiss Properties Acquisition Partners, L.P., its sole general partner	By:	Brandywine Realty Trust, general partner

By:	Prentiss Properties I, Inc., a Delaware Corporation, its general partner;

BY:	XXXXXX	BY:	XXXXXX

TITLE:	Senior Vice President	TITLE:	President and Chief Executive Officer

EXHIBIT A

CERTIFICATE OF AMENDMENT-LIMITED PARTNERSHIP

100 ARRANDALE ASSOCIATES, L.P.

Article 2 and Article 3 of the Certificate of Limited Partnership of 100 Arrandale Associates, L.P. are hereby amended in their entirety as follows:

2.	The address of this limited partnership’s registered office in this Commonwealth is:

14 Campus Boulevard, Suite 100, Newtown Square, PA 19073-3280

3.	The name and business address of the general partner of the partnership is:

Brandywine Operating Partnership, L.P. 14 Campus Boulevard, Suite 100, Newtown Square, PA 19073-3280

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Certificate of Amendment-Domestic (15 Pa. C.S.)
Entity Number

Unreadable text		Limited Partnership (§ 8512)
Limited Liability Company (§ 8951)

Name		PEPPER HAMILTON LLP	Document will be returned to the name and address you enter to the left.

Address		200 ONE KEYSTONE PLAZA NORTH FRONT AND MARKET STREETS P.O. BOX 1187 HARRISBURG, PA 17108-1181

City	State	Zip Code

Fee: $52	Filed in the Department of State on Jun 06 2002

XXXXXX

ACTING Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1.	The name of the limited partnership limited liability company is: 100 Arrandale Associates, L.P.

2.	The date of filing of the original Certificate of Limited Partnership/Organization: Sept. 30, 1996

3.	Check and if appropriate complete one of the following:

The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4.	Check and if appropriate complete one of the following:

The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

The amendment shall be effective on _______ at ______
Date Hour

5.	Check if the amendment restates the Certificate of Limited Partnership/Organization:

The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this 4th day of June 2002 100 Arrandale Associates, L.P.
Name of Limited Partnership/Limited Liability Company
Signature
(See Exhibit B attached)
Title

EXHIBIT A

TO CERTIFICATE OF AMENDMENT

100 ARRANDALE ASSOCIATES, L.P.

Article 4 of the Certificate of Limited Partnership shall be amended, so that, as amended, Article 4 shall read as follows:

“Article 4. The address of this limited partnership’s registered office in this Commonwealth is: 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462, Montgomery County.”

Article 6 of the Certificate of Limited Partnership shall be amended, so that, as amended, Article 6 shall read as follows:

“Article 6. The name and business address of each general partner is: Brandywine Operating Partnership, L.P., 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462, Montgomery County.”

Article 7 of the Certificate of Limited Partnership shall be amended, so that, as amended, Article 7 shall read as follows:

“Article 7. The address of the office at which is kept a list of the names and addresses of the limited partners and their capital contributions is: 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462, Montgomery County.”

EXHIBIT B

to

CERTIFICATE OF AMENDMENT

of

100 ARRANDALE ASSOCIATES, L.P.

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership General Partner

By:	Brandywine Realty Trust, a Maryland real estate trust

By:	/s/ Brad A. Molotsky

Brad A. Molotsky, Secretary